Exhibit 10.18

BLACK RIDGE ACQUISITION CORP.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

July __, 2019

[Financial Advisor Name]

[Financial Advisor Address]

Gentlemen:

Reference is hereby made to the proposed business combination (“Business Combination”) between Black Ridge Acquisition Corp. (the “Company”) and Allied Esports and the World Poker Tour. _______ (“Advisor”) has assisted the Company in connection with the Business Combination for which the Company will owe the Advisor fees in the aggregate amount of $_______ (the “Fees”) upon closing of the Business Combination (the “Closing”).

The Company hereby agrees to issue to Advisor on the Closing an aggregate of _____ shares (“Shares”) of the Company’s common stock (valued at $6.59 per share) in full satisfaction of the Fees. The Company agrees to register the resale of the Shares as soon as practicable following the Closing.

Advisor hereby represents and warrants that (i) it has been advised that the Shares have not been registered under the United States Securities Act of 1933, as amended (“Securities Act”), (ii) the Shares will bear a restrictive legend and may not be pledged, sold or transferred except in accordance with federal and state securities laws of the United States, (iii) it is acquiring the Shares for its account for investment purposes only, (iv) it has no present intention of selling or otherwise disposing of the Shares in violation of the securities laws of the United States, (v) it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act, (vi) it is familiar with the business, management, financial condition and affairs of the Company as is currently in effect and as is intended to be in effect following the Closing and (vi) it has reviewed all of the public filings made by the Company with the Securities and Exchange Commission, including the Company’s definitive proxy statement dated June 12, 2019 and all supplements and amendments thereto.

Please indicate your agreement to the foregoing in the space provided below.

Very truly yours,

BLACK RIDGE ACQUISITION CORP.

By:	/s/
Name:
Title:

ACCEPTED AND AGREED AS OF

THE DATE FIRST ABOVE WRITTEN:

[ADVISOR]

By:______________________

Name:

Title: